Exhibit 99.1

TRITIUM, A PIONEER IN E-MOBILITY AND EV CHARGING INFRASTRUCTURE, ANNOUNCES BUSINESS COMBINATION WITH DECARBONIZATION PLUS ACQUISITION CORPORATION II; COMBINED COMPANY TO BE LISTED ON NASDAQ

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The transaction will provide gross proceeds of up to approximately US$403 million (AUD$520 million) to Tritium, assuming minimal redemptions by DCRN’s public stockholders, to fully fund its growth as a technology market leader in the DC fast charging space for electric vehicles.

•	Tritium, a 20-year-old company with high revenue growth over the last five years, is valued at US$1.2 billion (AUD$1.55 billion) in connection with the transaction.

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The transaction is expected to provide capital to grow Tritium’s operations to three global, full-scale manufacturing facilities, with investment in a new production facility in Europe, expansion of its Los Angeles site, and further development of the Brisbane facilities.

•	Tritium is the only pure-play DC fast charging manufacturer, with a global sales and support reach servicing customers in 41 countries across 4 continents.

BRISBANE, Australia / NEW YORK, NY, May 26, 2021 – Tritium, a Brisbane-based developer and manufacturer of direct current (“DC”) fast chargers for electric vehicles (“EVs”), and Decarbonization Plus Acquisition Corporation II (“DCRN”) (NASDAQ: DCRN, DCRNW), a special purpose acquisition company (“SPAC”), today announced a definitive agreement for a business combination that would result in Tritium becoming a publicly listed company. Upon closing of the transaction, the combined company will be named Tritium and is expected to be listed on the NASDAQ and trade under the new ticker symbol “DCFC.”

Founded in 2001 by e-mobility pioneers Dr. David Finn, James Kennedy, and Dr. Paul Sernia, Tritium designs, develops, and manufactures proprietary hardware for advanced and reliable DC fast charging. The company has a two-decade history in advanced power electronics and electric transportation, starting as a developer of technology for solar race cars and other extraordinary projects, like the battery management system for James Cameron’s “Deepsea Challenger” submersible.

Recognizing opportunity in the emerging EV sector, Tritium applied its experience in power electronics for extreme climates to create DC fast charging technology tested for, and installed in, some of the world’s harshest conditions. Having established itself as a global market leader, Tritium is well-positioned to benefit from accelerating and sustained long-term growth of the global passenger EV market, which is projected to have a compound annual growth rate (“CAGR”) of nearly 20% through 2040. Global EV charging hardware sales are projected to have an average CAGR of more than 25% each year over this period.

Tritium has provided more than 2.7 million high-power charging sessions across 41 countries, delivering over 55 GWh of energy. The company’s intellectual property includes the world’s only fully liquid-cooled, IP65-rated charger, providing customers with technology that is ingress-protected and sealed from outside elements, thus reducing the total cost of ownership.

Tritium Chief Executive Officer Jane Hunter said, “The accelerated electrification of the transport sector globally is now underway and has extraordinary implications beyond the benefits to individual consumers. Our industry is essential to achieving global emission reduction targets both through increased adoption of electric vehicles and the deployment of EVs for mass energy storage technology. As ‘batteries on wheels,’ EVs will help pave the way for more renewable power to be introduced into national energy mixes. E-mobility also plays a critical role in improving air quality, which is critical for public health in populated regions.

The agreement between Tritium and DCRN is a vote of confidence in Tritium’s vision and market viability as well as the e-mobility industry as a whole. We plan to expand to three global manufacturing facilities, expedite product development, grow our global sales and service operations teams, and so much more. This agreement funds that growth plan, enabling us to expand our business operations, enhance our products, and provide even more services to our customers.”

Robert Tichio, Chairman of DCRN, who will join the board of directors of the combined company at the close of the transaction, added, “We are extremely excited and honored to partner with Tritium, as we believe the company’s demonstrated track record of innovation in power electronics and its well-established manufacturing and operational structure will allow Tritium to maintain and expand its position as a market leader in the charging hardware space. Under Ms. Hunter’s leadership, the company has developed an incredible team of more than 340 employees on four continents and a diversified base of blue-chip customers, while positioning Tritium to be the leader in DC fast charging as the adoption of electric vehicles continues to accelerate. As the wave of investment capital directed to environmental, social, and corporate governance (“ESG”) goals continues its acceleration, we believe a publicly traded Tritium will serve as a valuable core holding for ESG investors. We look forward to working with Jane and the entire Tritium team to speed the efficient electrification of global transport.”

Transaction Overview

The transaction is anticipated to generate gross proceeds of up to approximately US$403 million (AUD$520 million) of cash, assuming minimal redemptions by DCRN’s public stockholders. The funds will be used to fund operations and growth. The pre-money enterprise value of the combined company is US$1.4 billion (AUD$1.8 billion) at the price of US$10 per share, excluding cash to go to the balance sheet.

Former Boeing executive Jane Hunter will continue as the Chief Executive Officer of Tritium, alongside co-founders James Kennedy (Chief Technology Officer) and Dr. David Finn (Chief Growth Officer), and executives David Toomey (Chief Revenue Officer) and Michael Hipwood (Chief Financial Officer).

In addition to Robert Tichio, Jane Hunter, Dr. David Finn, Trevor St. Baker AO (Founder and Chairman of St. Baker Energy Innovation Fund), Brian Flannery (Managing Director of White Energy Company Limited), and Kara Frederick (Managing Director of Tiger Financial Group) are expected to join the combined company’s board of directors when the transaction closes.

“Today is an incredibly proud day for Tritium’s founders, David, James and Paul, and also for Australia’s technology and e-mobility sectors,” Mr. St. Baker said. “We’re proud to have supported the Tritium success story from a start-up in Brisbane, to a global exporter and manufacturer of advanced charging technology with a leading global market share.” Mr. St. Baker, along with Jeff Phillips (CEO of Varley Group) and Brian Flannery have been instrumental in steering the company to its present stage.

The boards of directors of both Tritium and DCRN have approved the proposed transaction, subject to, among other things, the approval by DCRN’s stockholders and satisfaction or waiver of the other conditions stated in the definitive documentation, including the waiver or expiration of a Tritium shareholder’s right to acquire Tritium under the shareholder’s deed in relation to Tritium.

Additional information about the proposed transaction, including a copy of the merger agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by DCRN with the Securities and Exchange Commission and available at www.sec.gov.

Advisors

Latham & Watkins LLP (US), Corrs Chambers Westgarth (Australia), and the Australian Partnership of Ernst & Young are advising Tritium during the transaction and DCRN is advised by Vinson & Elkins L.L.P. (US) and Clifford Chance LLP (Australia). Credit Suisse served as the exclusive financial advisor to a shareholder consortium that owns a substantial majority and control stake in Tritium and JPMorgan and Citigroup served as financial advisors to DCRN.

Investor Conference Call Information

Tritium and DCRN will host a joint investor conference call to discuss the proposed transaction today, Wednesday, May 26, 2021 at 8:00AM ET.

To listen to the prepared remarks via telephone dial 1-877-407-3982 if calling from the US, or 1-201-493-6780 if calling from outside the US and an operator will assist you. A telephone replay will be available at 1-844-512-2921 if calling from the US or 1-412-317-6671 if calling from outside the US, and will use passcode: 13720122. The replay will be available through June 9, 2021 at 11:59 PM ET.

About Tritium

Founded in 2001 by e-mobility pioneers, Tritium designs and manufactures proprietary hardware and software to create advanced and reliable DC fast chargers for electric vehicles. We make compact, robust designs that look great on Main Street and thrive in the world’s harshest conditions. Tritium technology is easy to install, easy to own, and easy to use. We never stop innovating in support of our customers around the world.

For more information, visit www.tritiumcharging.com

About Decarbonization Plus Acquisition Corporation II

Decarbonization Plus Acquisition Corporation II is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with a target whose principal effort is developing and advancing a platform that decarbonizes the most carbon-intensive sectors. These include the energy and agriculture, industrials, transportation and commercial and residential sectors. DCRN is sponsored by an affiliate of Riverstone Holdings LLC and represents a further expansion of Riverstone’s 15-year franchise in low-carbon investments, having established industry leading, scaled companies with more than US$5 billion of equity invested in renewables.

About St. Baker Energy Innovation Fund

Trevor St. Baker AO is a leading figure in the electricity and energy sector in Australia and globally, and a major investor in new technologies transforming the electricity and transport sectors.

His private fund, the St. Baker Energy Innovation Fund, was an early investor in Tritium and is currently the largest stockholder, with approximately 26 percent of the company’s equity.

Important Information and Where to Find It

In connection with the proposed business combination, DCRN and Tritium DCFC Limited (“NewCo”), which will be the going-forward public company, intend to file a registration statement on Form F-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which will include a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed business combination. INVESTORS AND SECURITY HOLDERS OF DCRN ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRITIUM, DCRN, NEWCO AND THE BUSINESS COMBINATION. The proxy statement/prospectus will be mailed to shareholders of DCRN as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

Participants in the Solicitation

DCRN and its directors and executive officers may be deemed participants in the solicitation of proxies from DCRN’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in DCRN is contained in DCRN’s filings with the SEC, including DCRN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021, and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be set forth in the Registration Statement for the proposed business combination when available. NewCo and Tritium and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of DCRN in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the Registration Statement for the proposed business combination when available.

No Offer or Solicitation

This document does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This document also does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements made in this document are “forward-looking statements” with respect to the proposed business combination and including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Tritium and the markets in which it operates, and NewCo’s projected future results. These forward-looking statements generally are identified by the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “targets”, “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “future,” “propose,” “strategy,” “opportunity” and variations of these words or similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or are not statements of historical matters are intended to identify forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, guarantees, assurances, predictions or definitive statements of fact or probability regarding future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside NewCo’s, Tritium’s or DCRN’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the business combination in a timely manner or at all (including due to the failure to receive required shareholder approvals, or the failure of other closing conditions such as the satisfaction of the minimum trust account amount following redemptions by DCRN’s public stockholders, the waiver or expiration of a Tritium shareholder’s right to acquire Tritium under the shareholder’s deed in relation to Tritium and the receipt of certain governmental and regulatory approvals), which may adversely affect the price of DCRN’s securities; the inability of the business combination to be completed by DCRN’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by DCRN; the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction; the inability to recognize the anticipated benefits of the proposed business combination; the inability to obtain or maintain the listing of NewCo’s shares on a national exchange following the proposed business combination; costs related to the proposed business combination; the risk that the proposed business combination disrupts current plans and operations, business relationships or business generally as a result of the announcement and consummation of the proposed business combination; NewCo’s ability to manage growth; NewCo’s ability to execute its business plan and meet its projections; potential disruption in NewCo’s employee retention as a result of the transaction; potential litigation, governmental or regulatory proceedings, investigations or inquiries involving NewCo, Tritium or DCRN, including in relation to the transaction; changes in applicable laws or regulations and general economic and market conditions impacting demand for Tritium’s or NewCo’s products and services; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in DCRN’s other filings with the SEC. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statement, and NewCo and DCRN assume no obligation and do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Neither NewCo nor DCRN gives any assurance that either NewCo or DCRN will achieve its expectations.

Contacts:

For Investors

Caldwell Bailey

ICR, Inc.

TritiumIR@icrinc.com

For Tritium Media

Dan McDermott

ICR, Inc.

TritiumPR@icrinc.com

For DCRN Media

Daniel Yunger

Kekst CNC

daniel.yunger@kekstcnc.com